Income Taxes	12 Months Ended
Jun. 30, 2013
Income Taxes

7. Income Taxes

The components of the provision (benefit) for income taxes are as follows:

	2013	2012
Federal: Canada
Current	$276	$1,177
Deferred	819	156

	1,095	1,333

Provincial: Canada
Current	602	965
Deferred	(681)	150

	(79)	1,115

Foreign:
Current	339	105
Deferred	879	(4,645)

	1,218	(4,540)

Total provision (benefit)	$2,234	$(2,092)

The components of income before income tax provision (benefit) for income taxes are as follows:

	2013	2012
Domestic	$4,735	$3,151
Foreign	1,368	(2,989)

Total	6,103	162

The difference between the effective rate reflected in the income tax provision (benefit) for income taxes and the amount determined by applying the Canadian statutory rate to income before income taxes for the fiscal year ended June 30, 2013 and June 30, 2012 is analyzed below:

	2013	2012
Provision for income taxes at statutory rate	$946	$25
Provincial taxes	671	333
Foreign rate differential	371	(49)
Canadian rate difference	215	400
Gain on bargain purchase	—	(2,769)
Permanent items	80	483
Other	(49)	(515)

	$2,234	$(2,092)

Deferred taxes arise because of the differences in the book and tax basis of certain assets and liabilities. Significant components of deferred tax assets and liabilities are as follows:

	2013	2012
Deferred tax liabilities
Intangibles	$(26,585)	$(27,870)
Property and equipment	(52,184)	(53,834)

Total deferred tax liabilities	(78,769)	(81,704)

Deferred tax assets:
Net operating loss carry forward	26,088	27,444
Other	12,691	11,580

Total deferred tax assets	38,779	39,024
Valuation allowance	(337)	(33)

Net deferred tax assets	38,442	38,991

Net deferred tax liabilities	$(40,327)	$(42,713)

It is the Company’s intention to reinvest the undistributed earning of its foreign subsidiaries and thereby indefinitely postpone their remittance. As a result, deferred income taxes have not been provided on undistributed earnings of foreign subsidiaries of the Company.

The following table summarizes the gross amounts of unrecognized tax benefits without regard to reduction in tax liabilities if such unrecognized tax benefits were settled.

	2013	2012
Balance at July 1,	$1,704	$1,069
Additions for tax position related to current year	—	635

Balance at June 30,	$1,704	$1,704

The total amount of the unrecognized tax benefits, if recognized would favorably impact the effective tax rate by $1.7 million. Not included in the amounts above are approximately thirty two thousand and $0.1 million of interest and penalties for the fiscal years ended June 30, 2013 and 2012, respectively, which are included as a component of the income tax provision (benefit) on the consolidated statement of operations. None of the unrecognized tax benefits are expected to reverse in the next year. All tax years starting with June 30, 2009 are currently open in the United States. All tax year starting with June 30, 2005 are currently open in Canada.

At June 30, 2013, the Company has available U.S. net operating loss carry forwards of approximately $59.1 million expiring in the years 2016 through 2026 and Canadian non-capital loss carry forwards of approximately $9.0 million expiring in the years 2018 through 2033. These deferred tax assets are offset by a valuation allowance of approximately $0.3 million.